UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2013

LAYNE CHRISTENSEN COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712
_______________	_______________	_______________
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205

(Address of principal executive offices)
____________________

(913) 362-0510

(Registrant's telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02                 Results of Operations and Financial Condition.

On April 15, 2013, the Registrant issued a press release reporting its earnings for the fiscal year ended January 31, 2013, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03                 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of Layne Christensen Company has approved an amendment and restatement of the Company's Bylaws effective as of April 12, 2013.

The following is a summary description of the amendments to the Bylaws (other than certain immaterial technical changes) and is qualified in its entirety by reference to the Amended and Restated Bylaws filed herewith as Exhibit 3.1 and incorporated herein by reference.

In connection with the Company's proposed change in headquarters location, Article II, Section 1 of the Bylaws was amended to provide that if the Board of Directors does not designate any place for any annual or special meeting of the stockholders, the default place of meeting is the Company’s registered office in Delaware, not a place in Mission Woods, Kansas.

Article II, Section 4 of the Bylaws was amended to revise the exception to majority voting at meetings of the stockholders from a different voting standard required by the statutes of the Delaware General Corporation Law to a different voting standard required by law.

Article III, Section 1 of the Bylaws was amended to strike the ability of the Board of Directors to remove a Director without cause.

Article III, Section 12 of the Bylaws was amended to clarify that the Board of Directors may determine alternate compensation for Directors’ attendance at meetings of the Board of Directors, other than a fixed sum per meeting or a stated salary.

Article V, Section 1 of the Bylaws was amended to provide that shares of the Company’s stock may be certificated or uncertificated and that each stockholder is entitled to choose between a registered certificate and a book-entry or "direct registration" position.  Previously, shares of the Company’s stock were certificated unless the Board of Directors expressly provided otherwise for some or all of any or all classes or series of stock.

Article VIII, Section 1 of the Bylaws was amended to strike the redundant language that if the power to adopt, amend or repeal bylaws is conferred upon the Board of Directors by the Certificate of Incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

Item 9.01	Financial Statements and Exhibits

3.1	Amended and Restated Bylaws of Layne Christensen Company (effective as of April 12, 2013)

99.1	Press Release dated April 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company
(Registrant)

Date: April 15, 2013	By:	/s/ Jerry W. Fanska
Jerry W. Fanska
Sr. Vice President—Finance

Exhibit Index:

3.1	Amended and Restated Bylaws of Layne Christensen Company (effective as of April 12, 2013)

99.1	Press Release dated April 15, 2013